Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Wisconsin Public Service Corporation (the "Company") on Form 10-K for the period ended December 31, 2017, as filed with the Securities and Exchange Commission on February 28, 2018 (the "Report"), I, Gale E. Klappa, Chairman and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GALE E. KLAPPA
Gale E. Klappa
Chairman of the Board and Chief Executive Officer
February 28, 2018